THE PARNASSUS FUND
       ONE MARKET-STEUART TOWER #1600 SAN FRANCISCO CA 94105 800-999-3505


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                                     PROFILE
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                                  April 1, 1999
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This Profile  summarizes key information  about the Fund that is included in the prospectus. The prospectus contains additional information including a more detailed description of the risks associated with investing in the Fund that you may want to consider before you invest. You may obtain the prospectus and other information about the Fund at no cost by calling 800-999-3505.


Fund Objectives/ Goals
The Parnassus Fund is a stock fund whose goal is to achieve long-term growth of capital.


Principal Investment Strategies of the Fund
The Fund invests mainly in domestic stocks and subscribes to the "contrarian" strategy of investing. This means that the Fund's Adviser seeks stocks that are currently out of favor with the investment community, but are believed to be financially sound and to have good prospects for the future. To determine a company's prospects, the Adviser reviews the company's profit and loss statement, sales and earnings histories, net cash flow and outlook for future earnings.

The Fund takes social as well as financial factors into account in making investment decisions. In general, The Parnassus Fund looks for companies that respect the environment, treat their employees well, have effective equal employment opportunity policies and good community relations as well as ethical business dealings. The Fund will not invest in companies that are involved with gambling or manufacture alcohol or tobacco products. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.


Additional information about the Fund's investments is available in the Fund's annual, semiannual and quarterly reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategy that significantly affected the Fund's performance during the last fiscal year.



Principal Risks of Investing in the Fund
Investing in the Fund may result in a loss of money when you sell your shares. The Fund's share price changes daily based on the value of its holdings. Stock values fluctuate in response to activities of individual companies and general market and economic conditions both here and abroad. When you sell your shares of the Fund, they may be worth more or less than what you paid for them.


The bar chart below provides an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year over a ten-year period. The returns in the chart do not include the effect of the sales charge which would have made the returns lower. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.


                              (Bar Chart Here)



During the ten-year period shown in the bar chart, the highest return for a quarter was 44.6% (last quarter of 1998) and the lowest return for a quarter was a loss of 26.9% (third quarter of 1990).


Below is a table comparing the performance of The Parnassus Fund with the S&P 500 index and the average growth fund followed by Lipper, Inc. The total return column of the table assumes that the maximum sales charge of 3.5% was deducted from the initial investment. The performance figures for the average growth fund do not deduct any sales charges that may apply. Figures are average annual returns for the one, five and ten-year periods ending March 31, 1999.

Average Annual Total Returns
Periods ended March 31, 1999       Past 1 Year    Past 5 Years     Past 10 Years
--------------------------------------------------------------------------------
Parnassus Fund                       (8.00%)          9.11%            11.50%
Lipper Growth Fund Average           13.56%          20.87%            16.80%
Standard & Poor's 500 Index          18.47%          26.22%            18.94%



Investment Adviser and Portfolio Manager
The Fund's investment adviser is Parnassus Investments. Jerome L. Dodson, the adviser's president, is the person primarily responsible for the day-to-day management of the Fund's portfolio. He has served in that capacity since the Fund's inception in 1985.


Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid by the investor directly):

Maximum Sales Charge (Load) Imposed on Purchases ......................... 3.50%
Redemption Fee .............................................................None

Annual Fund Operating Expenses (paid from Fund assets):

Management Fees  ..........................................................0.66%
Distribution & Service (12b-1) Fees ........................................None
Other Expenses.............................................................0.44%
Total Annual Fund Operating Expenses ......................................1.10%


The example in the following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5%* return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

         1 Year              3 Years            5 Years             10 Years
         ------              -------            -------             --------
          $458                $687                $934               $1,643

The expenses shown above are the total fees you would pay throughout the time period indicated -- not ones you would pay every year. For example, the figure for ten years is not the annual expense figure, but the total cumulative expenses a shareholder would have paid for the entire ten-year period.

* The 5% return figure is an example that regulations require all mutual funds to use as an illustration. It should not be considered a representation of past or future performance. Actual performance and expenses may be more or less than those shown.


Purchase of Fund Shares
The Fund has a minimum initial investment of $2,000 and a minimum subsequent investment of $50. Retirement and Uniform Gift to Minor accounts and participants in the automatic investment plan have an initial minimum investment of $500. There is a sales charge assessed on fund purchases based on the following table:

    Account Size         Sales Load           Account Size          Sales Load
--------------------------------------------------------------------------------
  Less than $15,000         3.5%            $100,000 - 249,999        1.5%
  $15,000 - 24,999          3.0%            $250,000 - 499,999        1.0%
  $25,000 - 49,999          2.5%            $500,000 - 999,999        0.5%
  $50,000 - 99,999          2.0%            Over $1 million           None


Certain familial accounts may be added together for purposes of determining the load. Also, the load is waived for Parnassus employees, representatives registered with the NASD, certain qualified retirement plans and discretionary accounts of bank trust departments and registered investment advisers.


Sale of Fund Shares
Your shares may be redeemed in total or in part on any business day by written request. There is no redemption charge.


Fund Distributions and Tax Information
The Fund intends to make distribution once a year, usually in December. You may choose to receive distributions in cash or reinvest them in additional shares of the Fund without a sales charge. The Fund intends to make distributions that may be taxed as ordinary income or capital gains (which may be taxable at different rates) depending on the length of time that the Fund holds its assets.


Other Available Services
The Fund maintains a toll-free 24-hour telephone system (800-999-3505) to provide shareholders with the current share price and other information. Between 8:30 a.m. and 5:00 p.m. San Francisco time, you may obtain your account balance. Automated purchase and distribution plans are available. Shareholders receive annual, semiannual and quarterly reports, an annual account statement and a confirmation each time shares are purchased or redeemed.